THE EQUITABLE STOCK PURCHASE PLAN FOR EMPLOYEES AND AGENTS, AS AMENDED

SECTION 1.
PURPOSE

The purpose of The Equitable Stock Purchase Plan for Employees and Agents, as amended (the "Plan") is to encourage and facilitate stock ownership by Employees by providing a continued opportunity to purchase Common Stock, through voluntary after-tax payroll deductions and additional cash contributions. Effective as of August 1, 1997, or such later date as the Plan Administrator shall determine (the "Qualified Purchase Effective Date"), the Plan Administrator may elect to convert the Plan to a qualified employee stock purchase plan under Section 423 of the Code. The effective date of the Plan is October 1, 1995.


SECTION 2.
DEFINITIONS

       DEFINITIONS. Whenever used herein, the following terms shall have the respective meanings set forth below:

       a.   "Board" means the Board of Directors of the Company.

       b. "Cash Contributions" means an Employee's after-tax contributions pursuant to Section 5.2.

       c.   "Code" means the Internal Revenue Code of 1986, as amended.

       d. "Common Stock" means the common stock, par value $.01, of the Company.

       e. "Company" means The Equitable Companies Incorporated, a Delaware corporation.

       f. "Compensation" means base pay, short-term incentive compensation and commissions, but excludes any portion of such amounts which are deferred or are not benefits eligible under the plans or policies of an Employee's Employer. Without limiting the generality of the foregoing, Compensation shall exclude nonqualified deferred compensation, deferred salary reduction contributions under The Equitable Investment Plan for Employees, Managers and Agents or any successor 401(k) plan and amounts contributed to a plan under Code
             Section 125 pursuant to a salary reduction election. Notwithstanding the foregoing, for Senior Sales Force Agents "Compensation" means eligible compensation as determined by the Plan Administrator.

       g. "Custodian" means First Chicago Trust Company, the Company's agent, or such other entity appointed by the Plan Administrator.

       h. "Date of Exercise" means the last trading day of each calendar month ending during the period commencing on the Qualified Purchase Effective Date and ending on the last day of the term of the Plan.

       i. "Date of Grant" means the date upon which an Option is granted, as set forth in Section 6.3.

       j. "DRIP" means the Company's Dividend Reinvestment and Stock Purchase Plan.

       k. "Employees" means all officers and employees of Equitable, agents classified as full-time life insurance salespersons by Equitable, agents classified as senior sales force agents by Equitable ("Senior

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          Sales Force  Agents") and all officers and employees of any Subsidiary whose employees are expressly permitted to participate in the Plan by the Plan Administrator.

       l. "Employer" means Equitable and any Subsidiary whose employees are expressly permitted to participate in the Plan by the Plan Administrator.

       m. "Employer Matching Contributions" means amounts contributed by an Employer pursuant to Section 5.3.

       n    "Equitable" means The Equitable Life Assurance Society of the United
             States.

       o. "Fair Market Value" means, on any date, the closing price of the Common Stock as reported on the consolidated tape of the New York Stock Exchange (or on such other recognized quotation system on which the trading price of the Common Stock is quoted at the relevant time) on such date. In the event that there are no Common Stock transactions reported on such tape (or such other system) on such date, Fair Market Value shall mean the closing price on the immediately preceding date on which Common Stock transactions were so reported.

       p. "Individual Account" means a separate account maintained by the Custodian for each participating Employee.

       q.   "LTD Status"  means an  Employee  who is  characterized  as being on
             long-term   disability,   as  determined  in  accordance  with  the
             otherwise applicable plans or policies of an Employee's employer.

       r. "Nonqualified Stock Purchases" means purchases of Common Stock pursuant to Section 5, which are not intended to be qualified under
             Section 423 of the Code.

       s. "Option" means an option granted under Section 6 to a participating Employee to purchase shares of Common Stock.

       t.   "Option Price" has the meaning set forth in Section 6.7.

       u. "Parent" means any corporation, other than the Company, in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Option, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

       v. "Payroll Contributions" means an Employee's after-tax contributions of Compensation by payroll deduction pursuant to Section 5.2 or
             Section 6.5, as applicable.

       w. "Plan Administrator" means the Officers Committee on Benefit Plans of Equitable.

       x. "Plan Year" means a period of twelve months commencing on January 1 and ending on the next December 31.

       y. "Purchase Expenses" means all expenses incurred in connection with the purchase of outstanding shares of Common Stock for delivery under the Plan pursuant to Section 5.5.

       z. "Purchase Funds" means the Transferred Funds or Cash Contributions, as applicable.

       aa.  "Qualified   Stock  Purchases"  means  purchases  of  Common  Stock
             pursuant to the exercise of

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
             Options granted under Section 6 after the Qualified Purchase Effective Date, which are intended to be qualified under Section 423 of the Code.

       bb. "Severance Status" means an Employee who is characterized as being on severance, as determined in accordance with the otherwise applicable plans or policies of an Employee's employer.

       cc.  "Subsidiary"  means each  of  the   Company's   direct  or  indirect
             majority-owned subsidiaries.

       dd. "Terminating Event" means (i) a participating Employee's termination of employment for any reason, attaining LTD Status or Severance Status, Unpaid Leave, becoming ineligible to receive employee benefits in accordance with the applicable plans or policies of the Employee's employer, or any other event which causes such Employee to no longer meet the requirements of Section 4 or, (ii) in the case of an Employee who is a Senior Sales Force Agent, the termination of such individual's status as a Senior Sales Force Agent for any reason (including by reason of death or the termination of such individual's agents agreement), attaining LTD status or any other event which causes such individual to no longer meet the requirements of Section 4.

       ee.  "Transferred  Funds"  means the Payroll  Contributions  and Employer
             Matching Contributions made pursuant to Section 5 to an Employee's Individual Account during the applicable payroll period.

       ff. "Unpaid Leave" means an unpaid leave of absence or any leave of absence that does not meet the requirements of Treasury Regulation
             Section 1.421-7(h)(2).

       gg. "Withdrawn Shares" means any shares which have been retained in an Employee's Individual Account for less than six months.


SECTION 3.
ADMINISTRATION

       The Plan shall be administered by the Plan Administrator. The Plan Administrator shall have authority to make rules and regulations for the administration of the Plan, and its interpretations and decisions with regard thereto shall be final and conclusive. The Plan Administrator may delegate responsibility for the day to day operation and administration of the Plan to any officer or employee or group of officers or employees of the Company or any of its Subsidiaries.


SECTION 4.
ELIGIBILITY

       4.1 GENERAL RULE. Except as otherwise provided herein, all Employees shall be eligible to participate in the Plan.

       4.2 EXCLUSIONS. Notwithstanding the provisions of Section 4.1, any Employee who (i) is a common law employee and whose customary employment is 20 hours or less per week, (ii) is not a common law employee

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and is not classified by Equitable as a full-time life insurance  salesperson or a Senior Sales Force Agent, (iii) is on LTD Status,  (iv) is on an Unpaid Leave,
(v) is on Severance Status, (vi) terminates employment or is terminated for any reason (including, without limitation, in the case of an Employee who is a Senior Sales Force Agent, termination of his agents agreement with Equitable for any reason), (vii) is not eligible to receive employee benefits in accordance with the applicable plans or policies of the Employee's employer, or (viii) with respect to eligibility to participate in the Plan under Section 6 after the Qualified Purchase Effective Date, immediately after an Option is granted, owns stock (as defined by Sections 423(b)(3) and 424(d) of the Code) possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of a Parent or any Subsidiary, shall not be eligible to participate in the Plan. Notwithstanding anything to the contrary contained herein, the Plan Administrator shall have the authority to exclude from participation, or to establish guidelines with respect to the participation of,
(i) persons subject to Section 16 of the Securities Exchange Act of 1934, as amended, and (ii) after the Qualified Purchase Effective Date, persons who are treated as Employees but who are not common law employees, but only to the extent necessary to comply with the requirements of Section 423 of the Code.


SECTION 5.
NONQUALIFIED STOCK PURCHASES

       5.1 PARTICIPATION. An Employee who meets the requirements in Section 4 may participate in the Plan under this Section 5 by enrolling through an automatic voice response system, completing and forwarding an enrollment form to the Plan Administrator or its designee, or satisfying such other conditions as the Plan Administrator shall establish from time to time. Any Eligible Employee who elects to participate in the Plan must authorize an after-tax payroll deduction from the Employee's Compensation to be made as of any future payroll period. Any election to authorize payroll deductions shall be effective no later than the second payroll period, or such greater or lesser period of time as the Plan Administrator shall determine, after the date on which the eligible Employee enrolls through the automatic voice response system or the receipt of the enrollment form by the Plan Administrator or its designee.

       5.2 EMPLOYEE CONTRIBUTIONS. There shall be an Individual Account for each participating Employee to which shall be credited the amount of any contributions made by or on behalf of the Employee, and the number of full or fractional shares of Common Stock that are purchased on such Employee's behalf, pursuant to the terms of the Plan. An Employee may authorize Payroll Contributions in terms of whole number percentages, from a minimum of two percent to a maximum of 15 percent, of the Compensation that the Employee receives during each payroll period; provided that no Employee shall be entitled to make Payroll Contributions for any Plan Year in excess of the lesser of (A) $25,000 and (B) 15 percent of such Employee's Compensation for such Plan Year. Any Employee who has made Payroll Contributions may also deliver to the Custodian one or more Cash Contributions, each of which is for a minimum of $100 (or such greater or lesser amount as the Plan Administrator shall determine), during any payroll period in which such Payroll Contributions are made, by personal check or other cash equivalent acceptable to the Custodian; provided that no Employee shall be entitled to make Cash Contributions for

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

any Plan Year in excess of $25,000. To the extent permitted by the Plan Administrator and only if the opportunity to make such contributions will not cause the Plan to fail to meet the requirements of Section 423 of the Code after the Qualified Purchase Effective Date, Cash Contributions may continue to be made pursuant to this Section 5.2 after the Qualified Purchase Effective Date. Payroll Contributions may continue to be made under this Section 5.2 after the Qualified Purchase Effective Date solely to the extent, if any, permitted by the Plan Administrator pursuant to Section 6.5. Notwithstanding the foregoing, in the event of a participating Employee's Terminating Event, (i) no further Payroll Contributions or Cash Contributions by such Employee shall be permitted and (ii) if the participating Employee ceases to be eligible to participate in the Plan by reason of a termination of employment for any reason (including retirement or death or, in the case of a Senior Sales Force Agent, termination of such individual's agents agreement) or becomes ineligible to receive employee benefits in accordance with the applicable plans or policies of his Employer, no further Employer Matching Contributions shall be made with respect to such Employee. Employees on short-term disability may make Payroll Contributions or Cash Contributions.

       5.3 EMPLOYER MATCHING CONTRIBUTIONS. With respect to each Employee who at any time has made a Payroll Contribution pursuant to Section 5.2 and retains the shares purchased with such Payroll Contribution in his Individual Account for a period of at least six months after the date of such Payroll Contribution, the Employee's Employer shall thereafter make an Employer Matching Contribution, equal to 15% of the Employee's Payroll Contribution used to purchase such shares. Such Employer Matching Contribution shall be remitted to the Employee's Individual Account in accordance with Section 5.4 immediately after the end of the first payroll period ending after the six-month anniversary of the date on which such Payroll Contribution was made by the Employee; provided that no Employer Matching Contribution shall be made if the participating Employee ceases to be eligible to participate in the Plan by reason of termination of employment for any reason (including retirement or death or, in the case of a Senior Sales Force Agent, termination of such individual's agents agreement with Equitable) or becomes ineligible to receive employee benefits in accordance with the applicable plans or policies of his Employer. The occurrence of the Qualified Purchase Effective Date shall not affect the obligations of the Employer pursuant to this Section 5.3.

       5.4 REMITTING OF FUNDS. As soon as practicable, but in no event later than five business days following the end of each payroll period, for each participating Employee, each Employer shall remit the Transferred Funds to the Individual Account of the Employee.

       5.5 PURCHASE OF SHARES. As soon as practicable, but not later than five business days following the receipt of any Purchase Funds, the Custodian shall place orders with a registered broker-dealer selected by the Custodian, which broker-dealer shall not be an affiliate of the Company, for the purchase on the New York Stock Exchange, at the then-quoted market prices, of that number of whole shares of Common Stock that may be purchased with the Purchase Funds, provided that the Plan Administrator shall establish reasonable procedures to address the question of any fractional shares in a manner that assures that no Purchase Funds remain uninvested beyond the fifth business day following receipt thereof. The price per share (the "Purchase Price") for Common Stock purchased for each participating Employee's Individual Account on any given date shall be the average price of all shares purchased under the Plan on such date. The Individual Account of a participating Employee shall be credited with that number of whole and fractional shares which have an aggregate Purchase Price equal to the Employee's Payroll Contributions,

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

Cash Contributions and Employer Matching Contributions included in such Purchase Funds. The Employee's Individual Account shall be charged for the amount of the Purchase Funds allocated to such purchase, and the ownership by such Employee of any such share or shares shall be appropriately evidenced on the books of the Company or any other entity designated by the Plan Administrator in its sole discretion.



SECTION 6.
QUALIFIED STOCK PURCHASES

       6.1 STOCK TO BE ISSUED. Subject to the provisions of Section 11.3, the number of shares of Common Stock issuable pursuant to Options under the Plan shall not exceed 2,000,000. The shares to be delivered pursuant to Options under the Plan may consist, in whole or in part, of treasury stock or authorized but unissued Common Stock, not reserved for any other purpose.

       6.2 SHAREHOLDER APPROVAL. The Plan will be submitted for the approval of the Company's shareholders not later than 12 months after the Qualified Purchase Effective Date. No Options may be granted under this Section 6 prior to such shareholder approval. If shareholders do not grant such approval, this Section 6 shall be rendered void and without effect, and Employees shall continue to be eligible to participate herein pursuant to Section 5.

       6.3 GRANT OF OPTIONS. Subject to Section 6.2, on or after the Qualified Purchase Effective Date and continuing while the Plan remains in force, the Company may offer Options under the Plan to all participating Employees. These Options may be granted twice each Plan Year on January 1 and July 1 of each year (or on such other date or dates as shall be determined by the Plan Administrator). The term of each Option shall end on the last day of the Plan Year in which the Option is granted (or on such earlier or later date as shall be determined by the Plan Administrator, but in no event later than the last day of the twenty-sixth calendar month beginning after the Date of Grant). The number of whole shares of Common Stock subject to each Option shall be the lesser of (i) the quotient of (A) the Payroll Contributions authorized by each participating Employee in accordance with Section 6.5 for the term of the Option divided by (B) the Option Price for each share of Common Stock purchased pursuant to such Option, excluding all fractions, or (ii) such maximum number of shares as may be established by the Plan Administrator.

       6.4 PARTICIPATION. An Employee who meets the requirements in Section 4 may participate in the Plan under this Section 6 by enrolling through an automatic voice response system completing and forwarding an enrollment form to the Plan Administrator or its designee, or satisfying such other conditions as the Plan Administrator shall establish from time to time, provided that, subject to Section 6.2, on the Qualified Purchase Effective Date, an Employee who has elected to make Payroll Contributions pursuant to Section 5.1 shall automatically and without any act on his part be enrolled in the Plan under this
Section 6 as of the Qualified Purchase Effective Date. Eligible Employees who elect to participate in the Plan shall authorize a payroll deduction from the Employee's Compensation to be made as of any future payroll period. Any election to authorize payroll deductions shall be effective as of the first Date of Grant, or such

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

other date as the Plan Administrator may determine, commencing after the date on which the eligible Employee enrolls through the automatic voice response system or the receipt of the enrollment form by the Plan Administrator or its designee.

       6.5 PAYROLL CONTRIBUTIONS. There shall be an Individual Account for each participating Employee to which shall be credited the amount of any Payroll Contributions and the number of full or fractional shares of Common Stock that are purchased by such Employee, pursuant to the terms of the Plan. An Employee may authorize Payroll Contributions in terms of whole number percentages, from a minimum of two percent to a maximum of 15 percent, of the Compensation that the Employee receives during each payroll period; provided that (i) no Employee shall be entitled to make Payroll Contributions (including any Payroll Contributions made pursuant to Section 5.2) for any Plan Year in excess of the lesser of (A) $25,000 and (B) 15 percent of such Employee's Compensation for such Plan Year and (ii) no Employee shall be permitted to purchase Common Stock pursuant to Options under the Plan or under any other employee stock purchase plan of the Company or a Parent or any Subsidiary which is intended to qualify under Section 423 of the Code, at a rate which exceeds $25,000 in Fair Market Value (determined at the time the Option is granted) for each calendar year in which such Option granted to such Employee is outstanding at any time. After the Qualified Purchase Effective Date, all Payroll Contributions shall be made under this Section 6.5 and not Section 5.2, except that, to the extent that any persons who are Employees, but not common law employees, may not participate under this Section 6.5 and are not excluded from participation under Section 4.2, such Employees may continue to participate as to Payroll Contributions pursuant to and in accordance with Section 5.2. In the event of a participating Employee's Terminating Event, (i) no further Payroll Contributions by such Employee shall be permitted and (ii) his outstanding Options shall terminate. Employees on short-term disability may make Payroll Contributions. Notwithstanding anything else contained in the Plan to the contrary, Payroll Contributions made pursuant to this Section 6.5 may be applied, to the extent necessary, to satisfy any advances made to avoid the purchase of fractional shares under Section 5.

       6.6 EXERCISE OF OPTIONS. Each participating Employee automatically and without any act on his part will be deemed to have exercised his Option on each Date of Exercise to the extent that the balance then in his Individual Account is sufficient to purchase at the Option Price whole shares of Common Stock. Any amount in the participating Employee's Individual Account on a Date of Exercise not applied to the purchase of Common Stock shall continue to be held in such account and applied as of the earliest subsequent Date of Exercise at which time such amount can be so applied in accordance with the terms hereof.

       6.7 OPTION PRICE. The Option Price per share of Common Stock (the "Option Price") to be paid by each participating Employee on each exercise of his Option shall be the lesser of (i) 85% (or such greater percentage as the Board or its designee may authorize) of the Fair Market Value of a share of Common Stock on the Date of Grant or (ii) 85% (or such greater percentage as the Board or its designee may authorize) of the Fair Market Value of a share of Common Stock on the Date of Exercise.

       6.8 HOLDING PERIOD. Any shares of Common Stock acquired pursuant to the exercise of an Option shall be held and not sold for six months following the Date of Exercise, and shall be subject to

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

such restrictions on withdrawals and transfers as shall be determined by the Plan Administrator in its sole discretion.

       6.9 CANCELED, TERMINATED OR FORFEITED OPTIONS. Any shares of Common Stock subject to an Option which for any reason is canceled, terminated or otherwise settled without the issuance of any Common Stock shall again be available for Options under the Plan.


SECTION 7.
DEDUCTION CHANGES AND PLAN WITHDRAWALS

       7.1 DEDUCTION CHANGES. Subject to Section 5.2 or Section 6.5, as applicable, a participating Employee may increase or decrease his Payroll Contributions, effective (i) under Section 5, no later than the second payroll period, or (ii) under Section 6, as of the first Date of Grant, (or such greater or lesser period as the Plan Administrator shall determine) commencing after the receipt of proper notice of such change by the Plan Administrator or its designee. If an Employee ceases to make Payroll Contributions at any time prior to a Terminating Event, any cash balance then held in his Individual Account shall automatically be distributed to such Employee as soon as practicable after the effective date of such cessation.

       7.2 WITHDRAWALS. Except as provided in Section 6.8, an Employee may at any time (subject to such notice requirements as the Plan Administrator may from time to time prescribe), and for any reason, cease participation in the Plan and withdraw all or any portion of the shares of Common Stock and cash, if any, in his Individual Account pursuant to Section 10. The Employee may thereafter recommence participation in the Plan (i) under Section 5, effective no later than the second payroll period, or such greater or lesser period of time as the Plan Administrator shall determine, following the completion of re-enrollment pursuant to Section 5.1, or (ii) under Section 6, on the first Date of Grant following completion of re-enrollment pursuant to Section 6.4. Upon an Employee's Terminating Event, any and all cash held in his Individual Account shall be distributed to him as soon as practicable thereafter. Without limiting the generality of the foregoing, upon the termination of an Employee's employment (including, in the case of a Senior Sales Force Agent, termination of such individual's agents agreement with Equitable), all shares and any cash held in his Individual Account shall be distributed to him as soon as practicable thereafter, except that, the Plan Administrator may delay the distribution of all or any shares acquired pursuant to the exercise of an Option within six months of such termination until not later than the six month anniversary of such termination.


SECTION 8.
REINVESTMENT OF DIVIDENDS

       By electing to participate in the Plan, each Employee affirmatively agrees, with respect to shares held under the Plan, to participate in and be bound by the terms and conditions of the DRIP. The Individual

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

Account of each participating Employee shall be credited with the number of shares of Common Stock purchased through the DRIP with the dividends payable on the shares otherwise credited to the Employee's Individual Account. Participating Employees may terminate their participation in the DRIP at any time by giving notice to the Custodian in accordance with the terms of the DRIP.



SECTION 9.
ISSUANCE OF CERTIFICATES

       While maintained by the Custodian, all shares shall be held in the name of the Custodian or its nominee, or in street name. As soon as practicable after an event giving rise to a withdrawal or other distribution of shares pursuant to Sections 7.2 or 10, the shares being withdrawn or otherwise distributed from an Employee's Individual Account shall be either (i) transferred into a new account maintained by the Custodian and held in book-entry form in the Employee's name, or (ii) if the Employee so requests, distributed to such Employee in certificated form. Such certificates may be registered only in the name of the Employee. Notwithstanding the foregoing, the Company shall issue certificates to an Employee upon such Employee's request to the Plan Administrator or its designee as soon as practicable following such request. If any shares withdrawn or otherwise distributed to an Employee are Withdrawn Shares, such Employee will not be eligible for an Employer Matching Contribution with respect to any Payroll Contributions used to purchase such Withdrawn Shares.

SECTION 10.
WITHDRAWALS AND DISTRIBUTIONS

       Except as otherwise expressly provided in Section 6, all or a portion of the shares of Common Stock allocated to an Employee's Individual Account may be withdrawn by an Employee at any time. Any withdrawal or other distribution shall be made in the form of cash or stock, as elected by the Employee. To the extent of a withdrawal or distribution of an Employee's shares in the form of cash, the Employee shall receive an amount per share equal to the proceeds received from the sale of such shares net of his allocable share of any related brokerage fees and other expenses incurred in connection with the sale of such shares. All fractional shares shall be paid in cash at the average sale price of such shares sold on behalf of Employees on the day of such sales.


SECTION 11.
MISCELLANEOUS PROVISIONS

       11.1 WITHHOLDING. The Employer or its designee may make such provisions and take such action as it may deem necessary or appropriate for the withholding of any taxes which the Employer is required by law or regulation of any governmental authority, whether Federal, state or local, to withhold in connection

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

with Payroll Contributions, the allocation of Employer Matching Contributions and, to the extent determined by the Plan Administrator, any allocable Purchase Expenses under the Plan, including, but not limited to, the withholding of appropriate sums from any amounts otherwise payable to the participating Employee. Each participating Employee, however, shall be responsible for the payment of all individual tax liabilities relating to any such amounts.

       11.2 RIGHTS NOT TRANSFERABLE. Rights under the Plan are not transferable by a participating Employee.

       11.3 ADJUSTMENTS IN CAPITALIZATION; MERGERS. In the event of any stock dividend or stock split, recapitalization (including, without limitation, the payment of an extraordinary dividend), merger, consolidation, combination, spin off, distribution of assets to shareholders (other than ordinary cash dividends), exchange of shares, or other similar corporate change, (i) shares credited to each Employee's Individual Account shall be adjusted in the same manner as all other outstanding shares of Common Stock in connection with such event, (ii) the Board or a committee thereof shall determine the kind of shares which may be acquired under the Plan after such event, and (iii) the aggregate number of shares of Common Stock available under Section 6.1 or subject to outstanding Options and the respective exercise prices applicable to outstanding Options may be appropriately adjusted by the Board or a committee thereof, in its discretion, and the determination of the Board or a committee thereof shall be conclusive. Except as otherwise determined by the Board, a merger or a similar reorganization which the Company does not survive, a liquidation or distribution of the Company, or a sale of all or substantially all of the assets of the Company, shall cause the Plan to terminate and all shares of Common Stock, other securities and cash, if any, in the Individual Accounts of participating Employees shall be distributed to each Employee pursuant to
Section 10 as soon as practicable unless any surviving entity agrees to assume the obligations hereunder.

       11.4 AMENDMENT OF THE PLAN. The Board or its delegate may at any time, or from time to time, amend the Plan in any respect; provided that, at any time after the Plan has been submitted to and approved by the Company's shareholders pursuant to Section 6.2, approval by the vote of the holders of more than 50% of the outstanding shares of the Company's stock entitled to vote shall be required to amend the Plan to (i) change the number of shares of Common Stock reserved for Options under Section 6.1 of the Plan, (ii) decrease the Option Price below a price computed in the manner stated in Section 6.7, or (iii) alter the requirements for eligibility to participate in the Plan under Section 6. No amendment, modification, or termination of the Plan shall in any manner adversely affect the rights of any Employee under the Plan, without the consent of the Employee. The Plan shall terminate at any time at the discretion of the Board or its delegate. Upon termination of the Plan, all shares of Common Stock and cash, if any, in the Individual Accounts of participating Employees shall be distributed to each Employee pursuant to Section 10 as soon as practicable.

       11.5 REQUIREMENTS OF LAW. The Company's obligation to deliver Common Stock under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

       11.6 CUSTODIAL ARRANGEMENT. All cash and Common Stock allocated to an Employee's Individual

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

Account under the Plan shall be held by the Custodian in its capacity as a custodian for the Employee with respect to such cash and Common Stock. Nothing contained in the Plan, and no action taken pursuant to the Plan, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and its officers or the Board or the Plan Administrator or the Custodian, on the one hand, and any Employee, the Company or any other person or entity, on the other hand.

       11.7 NO RIGHT TO CONTINUOUS EMPLOYMENT. The Plan and any right to purchase Common Stock granted hereunder shall not confer upon any Employee any right with respect to continuance of employment by Equitable or any Subsidiary, nor shall they restrict or interfere in any way with the right of Equitable or any Subsidiary by which an Employee is employed to terminate his employment at any time.

       11.8 INDEMNIFICATION. Each person who is or shall have been a member of the Board or the Plan Administrator shall be indemnified and held harmless by the Company and each Employer against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be made a party or in which he may be involved by reason of any action taken or failure to act under the Plan (in the absence of bad faith) and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or By-Laws, by contract, as a matter of law, or otherwise.

       11.9 NO LIMITATION ON COMPENSATION. Nothing in the Plan shall be construed to limit the right of the Company to establish other plans.

       11.10 NO CONSTRAINT ON CORPORATE ACTION. Nothing in this Plan shall be construed (i) to limit, impair or otherwise affect the Company's right or power to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets or (ii) except as provided in Section 11.4, to limit the right or power of the Company or any of its subsidiaries or affiliates to take any action which such entity deems to be necessary or appropriate.

       11.11 GOVERNING LAW. The Plan shall be construed in accordance with and governed by the laws of Delaware, without regard to principles of conflict of laws.

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